UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PETROS PHARMACEUTICALS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! Vote Virtually at the Meeting* November 29, 2022 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/PTPI2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D91777-P81705 PETROS PHARMACEUTICALS, INC. 1185 AVENUE OF THE AMERICAS 3RD FLOOR NEW YORK, NY 10036 PETROS PHARMACEUTICALS, INC. 2022 Annual Meeting Vote by November 28, 2022 11:59 PM ET You invested in PETROS PHARMACEUTICALS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 29, 2022. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 15, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D91778-P81705 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. To elect five directors to serve on our Board of Directors until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal. Nominees: 1b. Joshua N. Silverman 1c. Bruce T. Bernstein 1a. John D. Shulman 1d. Gregory Bradley 1e. Wayne R. Walker 2. To approve an amendment to our Amended and Restated Certificate of Incorporation to effect, at the discretion of the Board but prior to the one year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Annual Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-4 to 1-for-10, with such ratio to be determined by the Board in its discretion and included in a public announcement (the “Reverse Stock Split Proposal”). 3. To ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. 4. To approve, on an advisory basis, the compensation paid to the Company’s named executive officers. For For For For For For For For For 5. To approve a proposal to adjourn the Annual Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.